UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 7, 2012

CHATHAM LODGING TRUST
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-34693	27-1200777
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

50 Cocoanut Row, Suite 216, Palm Beach, Florida		33480
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(561) 802-4477

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 7, 2012, Chatham Lodging Trust issued a press release announcing its results of operations for the three months ended March 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
Furthermore, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits.

Press Release Dated May 7, 2012 Announcing First Quarter 2012 Financial Results

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

May 8, 2012	By:	Dennis M. Craven

Name: Dennis M. Craven
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated May 7, 2012 Announcing First Quarter 2012 Financial Results